UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_____________
FORM 8-K
CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1933
Date of Report (Date of earliest event reported):  November 7, 2018

OWENS REALTY MORTGAGE, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	000-54957	46-0778087
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

2221 Olympic Boulevard
Walnut Creek, California		94595
(Address of Principal Executive Offices)		(Zip Code)
Registrant's telephone number, including area code: (925) 935-3840
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 7.01. Regulation FD Disclosure

On November 7, 2018, Owens Realty Mortgage, Inc., a Maryland corporation
("ORM"), Ready Capital Corporation, a Maryland corporation ("Ready Capital"), and ReadyCap Merger Sub, LLC, a Delaware limited liability company and a wholly owned subsidiary of Ready Capital ("Merger Sub"), entered into an Agreement and Plan of Merger (the "Merger Agreement"), pursuant to which, subject to the terms and conditions therein, ORM will be merged with and into Merger Sub, with Merger Sub continuing as the surviving company (the "Merger").

On November 7, 2018, Ready Capital and ORM issued a press release announcing the execution of the Merger Agreement. A copy of the press release is furnished as Exhibit 99.1 hereto and incorporated herein by reference.

The information in this Item 7.01 of Form 8-K (including Exhibit 99.1) shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the "Securities Act") or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

Item 8.01. Other Events

Item 7.01 above is incorporated herein by reference in this Item 8.01.

ADDITIONAL INFORMATION ABOUT THE MERGER

In connection with the proposed Merger, Ready Capital expects to file a registration statement on Form S-4 with the Securities and Exchange Commission (the "SEC") containing a joint proxy statement/prospectus and other documents with respect to the proposed Merger. The joint proxy/prospectus will contain important information about the proposed transaction and related matters. STOCKHOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT READY CAPITAL, ORM AND THE PROPOSED MERGER.

Stockholders of Ready Capital and ORM may obtain free copies of the registration statement, the joint proxy statement/prospectus and other relevant documents filed with the SEC (if and when they become available) through the website maintained by the SEC at www.sec.gov. Copies of the documents filed by ORM with the SEC are also available free of charge on ORM's website at www.owensmortgage.com.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

PARTICIPANTS IN SOLICITATION RELATING TO THE MERGER

Ready Capital, ORM and their respective directors, executive officers and certain other members of management and employees of Ready Capital and ORM may be deemed to be participants in the solicitation of proxies from Ready Capital's and ORM's stockholders in respect of the proposed Merger. Information regarding Ready Capital's directors and executive officers can be found in Ready Capital's definitive proxy statement filed with the SEC on April 30, 2018 and Ready Capital's most recent Annual Report filed on Form 10-K for the fiscal year ended December 31, 2017. Information regarding ORM's directors and executive officers can be found in ORM's definitive proxy statement filed with the SEC on June 8, 2018 and ORM's most recent Annual Report filed on Form 10-K for the fiscal year ended December 31, 2017. Additional information regarding the interests of such potential participants will be included in the joint proxy statement/prospectus and other relevant documents filed with the SEC in connection with the proposed Merger if and when they become available. These documents are available free of charge on the SEC's website and from Ready Capital or ORM, as applicable, using the sources indicated above.

Forward-Looking Statements

This report contains statements that constitute "forward-looking statements," as such term is defined in Section 27A of the the Securities Act and Section 21E of the Exchange Act and such statements are intended to be covered by the safe harbor provided by the same. These statements are based on current expectations and beliefs of Ready Capital and ORM and are subject to a number of trends and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements; neither Ready Capital nor ORM can give any assurance that its expectations will be attained.

Factors that could cause actual results to differ materially from expectations include, but are not limited to, the risk that the Merger will not be consummated within the expected time period or at all; the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; the inability to obtain stockholder approvals relating to the Merger and issuance of shares in connection therewith or the failure to satisfy the other conditions to completion of the Merger; fluctuations in the adjusted book value per share of the shares of both Ready Capital and ORM; risks related to disruption of management attention from the ongoing business operations due to the proposed Merger; the effect of the announcement of the proposed Merger on Ready Capital's and ORM's operating results and businesses generally; the outcome of any legal proceedings relating to the Merger; changes in future loan acquisition and production; the ability to retain key personnel; availability of suitable investment opportunities; changes in interest rates; changes in the yield curve; changes in prepayment rates; the availability and terms of financing; general economic conditions; market conditions; conditions in the market for small balance commercial loans and other investments; legislative and regulatory changes that could adversely affect the businesses of Ready Capital and ORM; and other factors, including those set forth in the Risk Factors section of Ready Capital's and ORM's most recent Annual Reports on Form 10-K and other reports filed by Ready Capital and ORM with the SEC, copies of which are available on the SEC's website, www.sec.gov. Neither Ready Capital nor ORM undertakes any obligation to update these statements for revisions or changes after the date of this report, except as required by law.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

99.1	Press Release dated November 7, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OWENS REALTY MORTGAGE, INC., a Maryland corporation

Date: November 7, 2018	By: /s/ Bryan H. Draper
Name: Bryan H. Draper
Title: President and Chief Executive Officer